SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 20, 2002
                                                --------------------------------


                          GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)



Delaware                                333-100818                    13-6357101
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                     10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.     Other Events
            ------------

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached hereto as exhibits are a legality opinion, tax opinion and consent prepared by Cadwalader, Wickersham & Taft relating to the Company's prospectus forming a part of the Registration Statement that describes Mortgage-Backed Notes and Mortgage-Backed Certificates (the "Certificates"). The exhibits are to be incorporated herein by reference into the Registration Statement.


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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            5.1                     Opinion of Cadwalader,
                                    Wickersham & Taft as to legality of the
                                    Certificates.

            8.1                     Opinion of Cadwalader,
                                    Wickersham & Taft as to certain tax
                                    matters (included in Exhibit 5.1).

            23.1 Consent of Cadwalader, Wickersham & Taft (included as part of Exhibit 5.1).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORP.


      December 20, 2002
      -----------------------
                                   By:      /s/ Marvin Kabatznick
                                       ---------------------------------------
                                       Name:    Marvin Kabatznick
                                       Title:   Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

5.1               Opinion of Cadwalader, Wickersham & Taft            (E)
                  as to legality of the Certificates.

8.1               Opinion of Cadwalader, Wickersham & Taft            (E)
                  as to certain tax matters (included in
                  Exhibit 5.1).

23.1              Consent of Cadwalader, Wickersham & Taft            (E)
                  (included as part of Exhibit 5.1).